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                      (SEC File Nos. 033-08865/811-04847)


                                 ECLIPSE FUNDS

                          ULTRA SHORT TERM INCOME FUND


                         SUPPLEMENT DATED JUNE 8, 2001
                     TO THE PROSPECTUS DATED MARCH 1, 2001


This Supplement updates certain information contained in the above-dated Prospectus of Eclipse Funds regarding Ultra Short Term Income Fund (the "Fund"). You may obtain additional copy of the Prospectus, free of charge, by writing to the Fund at NYLIM Center, 169 Lackawanna Ave., Parsippany, New Jersey 07054.

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Effective immediately, the Fund no longer will be restricted to purchasing debt of "socially responsible" corporations, as described in the section entitled "Socially Responsible." Accordingly, the Section entitled "Investment Process" is hereby amended by deleting the fifth bulleted sentence. In addition, the Section entitled "Socially Responsible" is hereby deleted in its entirety.

Also effective immediately, the Fund shall be permitted to invest in U.S. Treasury securities as part of its principal investment strategy. Accordingly, the Principal Investment Strategy for the Fund is restated, in its entirety, as follows:

              The Fund invests primarily in short-term, investment grade, fixed income (such as bonds)
               issued by U.S. corporations or issued and
              guaranteed by the U.S. Government, its agencies or instrumentalities.

Effective immediately, the address of Eclipse Funds has changed to: Eclipse Funds, NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Shareholders of Eclipse Funds should direct all written inquiries to this address.